                                                           EXHIBIT 1.01





                         3,000,000 Preferred Securities

                               NORAM FINANCING I

           ______% Convertible Trust Originated Preferred Securities

         (Liquidation Amount of $50 Per Convertible Preferred Security)
                      guaranteed by, and convertible into
                                Common Stock of,

                               NORAM ENERGY CORP.

                               PURCHASE AGREEMENT


                                                          June ___, 1996


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
SALOMON BROTHERS INC
SMITH BARNEY INC.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
         Merrill Lynch World Headquarters
         North Tower
         World Trade Center
         New York, New York 10281

Dear Sirs:

         NORAM FINANCING I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code 12 Del. C. Section 3801 et seq.), NORAM ENERGY CORP., a Delaware corporation (the "Company" and, together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with Merrill Lynch & Co. of Merrill Lynch Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Salomon Brothers Inc and Smith Barney Inc. (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in section 10 hereof), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of ____%

Convertible Trust Originated Preferred Securities (liquidation amount of $50 per preferred security) of the Trust ("Preferred Securities") set forth in said Schedule A and with respect to the grant by the Trust to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 450,000 additional Preferred Securities to cover over-allotments, in each case except as may otherwise be provided in the Pricing Agreement, as hereinafter defined. The aforesaid 3,000,000 Preferred Securities (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 450,000 Preferred Securities subject to the option described in Section 2(b) hereof (the "Option Securities") are collectively hereinafter called the "Designated Securities". The Designated Securities will be convertible at the option of the holders thereof into shares of Common Stock, par value $.625 per share (shares of which class of stock are hereinafter referred to as "Common Stock"), of NorAm Energy Corp. (the "Company"). The Designated Securities are more fully described in the Prospectus referred to below.

         The Designated Securities will be guaranteed by the Company, to the extent set forth in the Prospectus (as defined below), with respect to distributions and amounts payable upon liquidation or redemption (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement") to be dated as of Closing Time (as defined below) executed and delivered by the Company and The Bank of New York (the "Guarantee Trustee"), a New York banking corporation ("The Bank of New York") not in its individual capacity but solely as trustee, for the benefit of the holders from time to time of the Designated Securities. The Offerors understand that the Underwriters propose to make a public offering of the Designated Securities as soon as the Representatives deem advisable after the Pricing Agreement has been executed and delivered, and the Declaration (as defined herein), the Indenture (as defined herein), and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds from the sale of the Designated Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") as guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and amounts payable upon liquidation or redemption (the "Common Securities Guarantee" and, together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), to be dated as of Closing Time, executed and delivered by the Company for the benefit of the holders from time to time of the Common Securities, and will be used by the Trust to purchase the _____% Convertible Subordinated Debentures (the "Convertible Debentures") issued by the Company. The Designated Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust of the Trust, to be dated as of Closing Time (the "Declaration"), among the Company, as Sponsor, The Bank of New York, as property trustee (the "Property Trustee") and The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and Michael B. Bracy and Michael A. Creel, as regular trustees (the "Regular Trustees" and together with the Property Trustee and the Delaware Trustee, the "Trustees") and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Convertible Debentures will be issued pursuant to an Indenture, to be dated as of Closing Time (the "Base Indenture"), between the Company and The Bank of New York, as trustee (the "Debt Trustee") and a supplement to





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
the Base Indenture, dated as of Closing Time (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"). The Designated Securities, the Preferred Securities Guarantee, the Convertible Debentures and the shares of Common Stock of the Company initially issuable upon conversion of the Convertible Debentures (the "Conversion Shares") are collectively referred to herein as the "Securities". Capitalized terms used herein without definition have the respective meanings specified in the Prospectus.

         Prior to the purchase and public offering of the Designated Securities by the several Underwriters, the Offerors and the Underwriters shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Offerors and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Designated Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

         The Offerors have filed with the Securities and Exchange Commission (the "Commission"), and the Commission has declared effective, a registration statement on Form S-3 (No. 33-64001), and Post-Effective Amendments to Registration Statements No. 33-52853 and 33-48750 as amended by Amendment No. 1 to Registration Statement No. 33-64001 and Post- Effective Amendment No. 2 to Registration Nos. 33-52853 and 33-48750 filed with the Commission on January 22, 1996 and as further amended by Amendment No. 2 to Registration Statement No. 33-64001 and Post-Effective Amendment No. 3 to Registration Statement Nos. 33-52853 and 33-48750 filed with the Commission on March 7, 1996, covering the registration of (i) the Securities, and (ii) certain other debt and equity securities of the Company under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), including the related preliminary prospectus for the registration of the Securities under the 1933 Act, have filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statements (as so amended) and the prospectuses constituting a part thereof, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are collectively hereinafter referred to as the "Registration Statement" and the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the 1934 Act, prior to the execution of the Pricing Agreement; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to Registration Statement shall be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus that omitted any information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such effectiveness and prior to the execution of the Pricing Agreement. For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Gathering, Analysis and Retrieval system ("EDGAR"). All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" (and all other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is or is deemed to be incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

                  Section 1.  REPRESENTATIONS AND WARRANTIES.

         (a) The Offerors jointly and severally represent and warrant to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

                 (i) The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. At the respective times the Registration Statement and any post-effective amendments thereto became effective and at each Representation Date, the Registration Statement, and any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act, the regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at Closing Time and at each Date of Delivery (as defined below), if any, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply (A) to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

                 (ii) Coopers & Lybrand, who certified the financial statements and supporting schedules incorporated by reference in the Registration Statement, are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

                 (iii) The consolidated financial statements, including the notes thereto and supporting schedules, included in the Registration Statement or incorporated by reference therein present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules incorporated by reference in the Registration Statement present fairly, in all material respects, the information required to be stated therein. The selected financial data included in the Registration Statement presents fairly, in all material respects, the information shown therein and has been compiled on a basis consistent with that of the audited consolidated financial statements from which it was derived.

                 (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no: (A) material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; (B) transaction entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise; and (C) except for regular quarterly cash dividends on Common Stock and the Company's $3.00 Convertible Exchangeable Preferred Stock, Series A, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                 (v)      The Company has been duly incorporated and is validly

existing as a corporation in good standing under the laws of the state of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Pricing Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                 (vi) Each of Mississippi River Transmission Corporation, NorAm Gas Transmission Company, NorAm Energy Services, Inc., NorAm Field Services Corp. and NorAm Energy Management, Inc. (the "Significant Subsidiaries") is duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, and is duly qualified to





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
do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; except as disclosed in the Registration Statement, all of the issued and outstanding capital stock of each of the Company's Significant Subsidiaries has been duly authorized and validly issued, are fully paid and nonassessable and (except as otherwise stated or reflected in the Registration Statement) are owned by, the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                 (vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to the Company's Direct Stock Purchase and Dividend Reinvestment Plan, employee benefit plans or pursuant to executive compensation arrangements or the exercise of convertible securities referred to in the Prospectus); the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; the Common Stock conforms to all statements relating thereto as set forth in the Prospectus under "Description of Capital Stock".

                 (viii) Neither the Company nor any of the Significant Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, except for such violations or defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; and the execution, delivery and performance of this Agreement and the Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, except for such conflicts, breaches or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, nor will such action result in any breach or violation of the provisions of the charter or by-laws of the Company or any applicable law, administrative regulation or administrative or court decree.





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
                 (ix) No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company, having conducted no independent investigation, has not received any notification of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which would be expected to result in any material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                 (x) Except as set forth in the Registration Statement, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries, that is required to be disclosed in the Registration Statement (other than as disclosed therein), or that would, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or which would materially and adversely affect the properties or assets thereof or which might be expected to materially and adversely affect the consummation of this Agreement; and there are no contracts or documents of the Company or any of its subsidiaries that are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations or which are required to be filed as exhibits to a document incorporated by reference in the Registration Statement, which in either such case have not been so filed.

                 (xi) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding would result in any material adverse effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                 (xii) No authorization, approval or consent of, or filing with or order of, any court or governmental authority or agency is necessary or required in connection with the sale of the Securities hereunder, except such as may be required under the 1933 Act, the 1933 Act Regulations or state securities laws and which have been obtained or made or will have been obtained or made prior to Closing Time and are or will be in full force and effect.

                 (xiii) Except as set forth in the Registration Statement, the Company and the Significant Subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of the Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision ruling or finding, would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                 (xiv) None of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the 1933 Act has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or resulted in, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of the Securities.

                 (xv) Except as may be set forth in the Registration Statement, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                 (xvi) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and, when read together with the other information in the Prospectus, at the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply (A) to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act, of the Trustee.

                 (xvii) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own its property and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Designated Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

                 (xviii) The Common Securities have been duly authorized by the Declaration, and, if authentication is so required by the Declaration, authenticated, in the manner provided for in the Declaration, issued and delivered by the Trust to the Company against payment therefor as described in the Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at Closing Time, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                 (xix) The Declaration has been duly authorized by the Company and, at Closing Time, will have been duly executed and delivered by the Company and the Regular Trustees (as defined in the Declaration), and assuming the due authorization, execution and delivery of the Declaration by the Delaware Trustee and the Property Trustee (as defined in the Declaration), the Declaration will, at Closing Time, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                 (xx) The Preferred Securities Guarantee Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company (and assuming due authorization, execution and delivery by The Bank of New York, not in its individual capacity but solely as trustee), will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                 (xxi) The Designated Securities have been duly authorized by the Declaration and, issued and delivered pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the issuance of the Designated Securities is not subject to preemptive or other similar rights; and subject to the terms of the Declaration, holders of Designated Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

                 (xxii) The Indenture has been duly authorized by the Company and, when validly executed and delivered by the Company and the Debt Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                 (xxiii) The Convertible Debentures have been duly authorized by the Company. When executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Convertible Debentures will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                 (xxiv) None of the Offerors is, or after giving effect to the consummation of the transactions contemplated herein, will be, and neither the Company nor the Trust is directly or indirectly controlled by, or acting on behalf of any person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (xxv) The Conversion Shares have been duly authorized and validly reserved for issuance upon conversion of the Convertible Debentures by all necessary corporate action of the Company and, when duly issued by the Company upon such conversion, will be validly issued, fully paid and nonassessable; no holder thereof will be subject to personal liability for obligations of the Company solely by reason of being such a holder; and the issuance of the Conversion Shares is not subject to preemptive or similar rights.

                 Section 2.  SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

         (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per security set forth in the Pricing Agreement, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

         The purchase price per security to be paid by the several Underwriters for the Designated Securities shall be an amount equal to the initial public offering price. The initial public offering price per Designated Security shall be a fixed price to be determined by agreement between the Underwriters and the Offerors. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Offerors and the Underwriters. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Designated Securities will be used to purchase the Convertible Debentures of the Company, the Company hereby agrees to pay at Closing Time to the Underwriters, for the accounts of the several Underwriters, a commission per Preferred Security determined by agreement between the Underwriters and the Company for the Preferred Securities to be delivered by the Trust hereunder at Closing Time or relevant Date of Delivery, as the case may be. The commission, when so determined, shall be set forth in the Pricing Agreement.

         (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 450,000 Preferred Securities at the price per share set forth in the Pricing Agreement. The option hereby granted will expire 30 days after the date of the Pricing Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriters to the Trust setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to Closing Time, unless otherwise agreed by the Underwriters and the Trust. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities (except as otherwise provided in the Pricing Agreement), subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional securities.

         (c) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of the Company, 1600 Smith Street, 32nd Floor, Houston, Texas 77002 or at such other place as shall be agreed upon by the Underwriters and the Trust, at 10:00 A.M. New York time on the third business day or fourth business day (as permitted by Rule 15c6-1 of the 1934 Act) (unless postponed in accordance with the provisions of Section 10) following the execution of the Pricing Agreement, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters, the Trust and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices of the Company or at such other place as shall be agreed upon by the Underwriters and the Trust, on each Date of Delivery as specified in the notice from the Underwriters to the Trust.

         Payment shall be made to the Trust by wire transfer of immediately available funds payable to the order of the Trust to an account designated by the Trust, against delivery to the Underwriters for the respective accounts of the Underwriters of certificates for the Designated Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. The Underwriters, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Certificates for the Initial Securities and the Option securities, if any, shall be in such denominations and registered in such names as the Underwriters may request in writing at least two business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriters not later than 10:00 A.M. on the last business day prior to Closing Time or the relevant Date of Delivery, as the case may be.

         At Closing Time or each Date of Delivery, as the case may be, the Company will pay, or cause to be paid, the commission payable at such time to Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Underwriters under Section 2 hereof by wire transfer of immediately available funds.

                     Section 3.  COVENANTS OF THE OFFERORS.

          Each of the Offerors jointly and severally covenants with each Underwriter as follows:

         (a) The Offerors will notify the Underwriters immediately, and confirm the notice in writing of, (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any such purpose. The Offerors will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, they will promptly file the Prospectus. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) If at any time the Prospectus is required to be delivered in connection with sales of Designated Securities, the Offerors will give the Underwriters notice of their intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Offerors propose for use by the Underwriters in connection with the offering of the Designated Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters shall reasonably object unless the Company shall conclude that such amendment or supplement must be filed in accordance with applicable law. Subject to the foregoing, the Offerors will promptly prepare a supplement to the Prospectus to reflect the terms of the Designated Securities and the terms of the Offering. The Offerors will file the Prospectus as so supplemented pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act.

         (c) The Offerors will furnish to the Underwriters copies of the Registration Statement, including all exhibits thereto, the Prospectus and all amendments, and supplements to such documents, as the Underwriters may reasonably request and the Offerors will furnish to each Underwriter from time to time during the period in which a Prospectus is required to be delivered, such number of copies of the Prospectus (as amended or supplemented) as the Underwriters may reasonably request.

         (d) If at any time, when the Prospectus is required to be delivered in connection with sales of Designated Securities, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Offerors will promptly amend or supplement the Prospectus in accordance with paragraph
(b) above so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading; and the Offerors will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

         (e) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, however, that each of the Offerors shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

         (f) The Company will make generally available to its security holders as soon as practicable, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Trust's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

         (g) The Offerors will use their reasonable efforts to effect the listing of the Designated Securities on the New York Stock Exchange; if the Designated Securities are exchanged for Convertible Debentures, the Company will use its reasonable efforts to effect the listing of the Convertible Debentures on the exchange on which the Designated Securities are then listed.

         (h) During a period of 90 days from the date of the Pricing Agreement, neither the Trust nor the Company will, without the Underwriters' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities, any equity securities substantially similar to the Preferred Securities, any

Convertible Debentures or any debt securities substantially similar to the Convertible Debentures, or any security convertible into or exchangeable or exercisable for Preferred Securities, any equity securities substantially similar to the Preferred Securities, Convertible Debentures or any Designated Securities (except for Preferred Securities issued pursuant to this Agreement).

                        Section 4.  PAYMENT OF EXPENSES.

         The Company will pay all expenses incident to the performance of each Offeror's obligations under this Agreement, including, but not limited to, (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto; (ii) the preparation of this Agreement and the Pricing Agreement; (iii) the preparation and issuance of the certificates for the Designated Securities to the Underwriters; (iv) the fees and disbursements of the Company's and the Trust's counsel and accountants; (v) the qualification of the Securities under securities laws in accordance with the provisions of section 3(e) hereof, including filing fees; and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey and any legal investment survey; (vii) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto; (vii) the printing and delivery to the Underwriters of copies of any blue sky survey and any legal investment survey; (viii) the fee of the National Association of Securities Dealers, Inc.; (ix) the fees and expenses of the Debt Trustee, including the fees and disbursements of counsel for the Debt Trustee in connection with the Indenture and the Convertible Debentures; (x) the fees and expenses of the Property Trustee and Delaware Trustee, including the fees and disbursements of counsel for the Property Trustee and Delaware Trustee in connection with the Declaration and the Certificate of Trust; (xi) any fees payable in connection with the rating of the Preferred Securities and Convertible Debentures; (xii) the fees and expenses incurred in connection with the listing of the Designated Securities and, if applicable, the Convertible Debentures on the New York Stock Exchange; (xiii) the cost and charges of any transfer agent or registrar; and (xiv) the cost of qualifying the Designated Securities with The Depository Trust Company.

         If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9 hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters, which shall not exceed the amount set forth in the applicable Pricing Agreement.

              Section 5.  CONDITIONS OF UNDERWRITERS' OBLIGATIONS.

         The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Offerors herein contained, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

         (a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the

Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

         (b)     At Closing Time the Underwriters shall have received:

                 (1) The favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom, counsel for the Offerors, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially in the form set forth in Annex 1.

                 (2) The favorable opinion of Skadden, Arps, Slate, Meagher & Flom, special tax counsel for the Offerors, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially in the form set forth in Annex 2.

                 (3) The favorable opinion, dated as of Closing Time, of Hubert Gentry, Jr., Esq., General Counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, substantially in the form set forth in Annex 3.

                 (4) The favorable opinion, dated as of Closing Time, of Emmet, Marvin & Martin, counsel of The Bank of New York, as Property Trustee and Guarantee Trustee, in form and substance satisfactory to counsel for the Underwriters, substantially in the form of Annex 4.

                 (5) The favorable opinion, dated as of Closing Time, of Richards, Layton & Finger, counsel of The Bank of New York (Delaware), as Delaware Trustee, in form and substance satisfactory to counsel for the Underwriters, substantially in the form of Annex 5.

                 (6) The favorable opinion, dated as of Closing Time, of Coudert Brothers, counsel for the Underwriters, in form and substance satisfactory to the Underwriters.

         (c) At the time of the execution of this Agreement, the Underwriters shall have received from Coopers & Lybrand L.L.P. a letter dated such date, in form and substance satisfactory to the Underwriters, to the effect that:

                 (i) they are independent public accountants with respect to the Company and its consolidated subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles;

                 (ii) in their opinion, the consolidated financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act and the related published rules and regulations thereunder; and if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters;

                 (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that

                          (A)     the unaudited consolidated financial
         statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or are not presented in conformity with accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, or

                          (B) the unaudited amounts of revenues, net income and net income per share set forth under "Selected Consolidated Financial Data" in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, or

         (C) at a specified date not more than five days prior to the date of this Agreement, there has been any change in the capital stock of the Company and its subsidiaries or any increase in the consolidated long- term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown on the date of the most recent consolidated balance sheet included in or incorporated by reference in the Registration Statement and the Prospectus or, during the period from the date of the most recent consolidated balance sheet included in or incorporated by reference in the Registration Statement and the Prospectus to a specified date not more than five days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, net income or net income per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and

                 (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus, or incorporated therein by reference, and which are specified by the Underwriters, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries, identified in such letter.

         (d) At Closing Time, the Underwriters shall have received from Coopers & Lybrand L.L.P. a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

         (e) At Closing Time, the Underwriters shall have received (i) a certificate, dated as of Closing Time, of an officer of the Company, and (ii) a certificate, dated as of Closing Time, of a Trustee of the Trust, in each case in which such officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the Offerors in this Agreement are true and correct, that the Offerors have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Time, that no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose are pending or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Company and any of its subsidiaries, taken as a whole, except as set forth in or contemplated by the Prospectus.

         (f) At Closing Time and each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as are customary in connection with the closing of transactions of the type contemplated by this Agreement for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

         (g) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Offerors contained herein and the statements in any certificates furnished by the Offerors hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriters shall have received:

         (1) The certificates, each dated such Date of Delivery, of the relevant officer of the respective Offerors confirming that the respective certificates delivered at the Closing Time pursuant to
         Section 5(e) hereof remains true and correct as of such Date of Delivery.

         (2) The favorable opinion of Skadden, Arps, Slate, Meagher & Flom, counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery, and otherwise to the same effect as the opinion required by Section 5(b)(1).

         (3) The favorable opinion of Skadden, Arps, Slate, Meagher & Flom, special tax counsel for the Offerors, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery, and otherwise to the same effect as the opinion required by Section 5(b)(2).

         (4) The favorable opinion of Hubert Gentry, Jr., Esq., General Counsel, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(3).

         (5) The favorable opinion of Emmet, Marvin & Martin, counsel for The Bank of New York, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(4).

         (6) The favorable opinion, dated as of Closing Time, of Richards, Layton & Finger, counsel of The Bank of New York (Delaware), as Delaware Trustee, in form and substance satisfactory to counsel for the Underwriters, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(5).

         (7) The favorable opinion of Coudert Brothers, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(6).

         (8) A letter from Coopers & Lybrand L.L.P., in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(h)(6) shall be a date not more than three days prior to such Date of Delivery.

         (h) At the Closing Time, the Designated Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Offerors at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

                          Section 6.  INDEMNIFICATION

         (a) The Offerors agree to jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or the alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                 (iii) against any and all reasonable expenses as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Underwriters), in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Trust or the Company by any Underwriter through the Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and PROVIDED, FURTHER, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Securities, or any person controlling such Underwriter, if the Offerors sustain the burden of proving that a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplement thereto), but excluding documents incorporated or deemed to be incorporated by reference, was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented, but excluding documents incorporated or deemed to be incorporated by reference therein) would have corrected the defect giving rise to such loss, liability, claim, damage or expense, it being understood that this proviso shall have no application if such defect shall have been corrected in a document which is incorporated or deemed to be incorporated by reference in the Prospectus.

         (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under
Section 6(a) hereunder.

         (c) Each Underwriter severally agrees to indemnify and hold harmless the Offerors, their directors, trustees, each of its officers who signed the Registration Statement, and each person, if any, who controls the Offerors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (d) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel satisfactory to such indemnifying party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The indemnifying party or parties shall not be liable under this Agreement with respect to any settlement made by any indemnified party or parties without prior written consent by the indemnifying party or parties to such settlement.

                           Section 7.  CONTRIBUTION.

         If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other hand from the offering of the Designated Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Offerors on the one hand and the Underwriters on the other hand in connection with the offering of the Designated Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Designated Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the total underwriting commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus.

         The relative fault of the Offerors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each trustee of the Trust and each person, if any, who controls an Offeror within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Offerors. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

             Section 8.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS
                              TO SURVIVE DELIVERY.

         All representations, warranties and agreements contained in this Agreement and the Pricing Agreements or contained in certificates of officers or Trustees of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Offerors and shall survive delivery of the Designated Securities to the Underwriters.

                     Section 9.  TERMINATION OF AGREEMENT.

         (a) The Underwriters may terminate this Agreement, by notice to the Offerors, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or internationally or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Designated Securities or to enforce contracts for the sale of the Designated Securities, (iii) if trading in any securities of the Company has been suspended or limited by the Commission or the New York Stock Exchange ("NYSE"), or if trading generally on the American Stock Exchange, the NYSE or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(iv) if a banking moratorium has been declared by either Federal, New York, Arkansas, Louisiana or Texas authorities, or (v) if there has been any decrease in the ratings of any of the debt securities of the Company or of the Preferred Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or of the Preferred Securities.

         (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and provided further that Sections 1, 6 and 7 hereof shall survive such termination and remain in full force and effect.

            Section 10.  DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.

         If one or more of the Underwriters shall fail at Closing Time to purchase the Initial Securities that it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other Underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the number of Initial Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number of Defaulted Securities exceeds 10% of the number of Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either Merrill Lynch or the Offerors shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

                             Section 11.  NOTICES.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by a standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, One Houston Center, 1221 McKinney, Suite 2700, Houston, Texas 77010, attention:
Charles M. Davis, Jr.; notices to the Trust and the Company shall be directed to them at 1600 Smith Street, 32nd Floor, Houston, Texas 77002, attention of Hubert Gentry, Jr., Esq., General Counsel.

                             Section 12.  PARTIES.

         This Agreement and the Pricing Agreement shall each inure to the benefit and be binding upon the Underwriters and the Trust and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Trust and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters and the Trust and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                      Section 13.  GOVERNING LAW AND TIME.

         This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.


                                      Very truly yours,

                                      NORAM ENERGY CORP.


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                      NORAM FINANCING I


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:      Trustee


                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:      Trustee


CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
SALOMON BROTHERS INC
SMITH BARNEY INC.

By:      MERRILL LYNCH, PIERCE, FENNER &
            SMITH INCORPORATED


By:
   --------------------------------------
     Authorized Signatory

                                   SCHEDULE A

                                                               Number of
Name of Underwriter                                            Securities
- -------------------                                            ----------

Merrill Lynch, Pierce, Fenner &  Smith Incorporated
Salomon Brothers Inc
Smith Barney Inc.

                                                               ----------

Total  . . . . . . . . . . . . . . . . . . . .                 ==========





                                    Sch A-1

                                                                       EXHIBIT A


                         3,000,000 Preferred Securities

                               NORAM FINANCING I

                          (a Delaware business trust)

             ___% Convertible Trust Originated Preferred Securities

                    (Liquidation Amount of $50 Per Security)
                  guaranteed by and convertible into shares of
                       Common Stock of NorAm Energy Corp.

                               PRICING AGREEMENT


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
SALOMON BROTHERS INC
SMITH BARNEY INC.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281

Dear Sirs:

         Reference is made to the Purchase Agreement, dated June __, 1996 (the "Purchase Agreement"), relating to the several purchases by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Salomon Brothers Inc and Smith Barney Inc. (the "Underwriters"), of the above ___% Convertible Trust Originated Preferred Securities (the "Preferred Securities"), of NORAM FINANCING I, a Delaware business trust (the "Trust").

         Pursuant to Section 2 of the Purchase Agreement, the Trust and NorAm Energy Corp., a Delaware corporation (the "Company"), agree with each Underwriter as follows:

                 1. The initial public offering price per security for the Preferred Securities, determined as provided in said Section 2, shall be $50.00.

                 2. The purchase price per security for the Preferred Securities to be paid by the several Underwriters shall be $50.00, being an amount equal to the initial public offering price set forth above; PROVIDED that this purchase price per Preferred Security for any Option Securities (as defined in the Purchase Agreement) purchased upon exercise of the over-allotment option described in Section 2(b) of the Purchase Agreement shall be such initial public offering price plus accrued distributions on such Option Securities from June __, 1996 reduced by an amount per share equal to any distribution declared by the Trust and payable on the Initial Securities (as defined in the Purchase Agreement) but not payable on the Option Securities.

                 3. The compensation per Preferred Security to be paid by the Company to the several Underwriters in respect of their commitments hereunder shall be $_______; provided, however, that the compensation per Preferred Security for sales of _________ or more Preferred Securities to a single purchaser shall be $________.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.


                                                 Very truly yours,

                                                 NORAM ENERGY CORP.


                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                                 NORAM FINANCING I


                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:      Trustee


                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:      Trustee

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
         Merrill Lynch, Pierce, Fenner & Smith Incorporated
SALOMON BROTHERS INC
SMITH BARNEY INC.


By:      MERRILL LYNCH, PIERCE, FENNER
             & SMITH INCORPORATED


By:
   --------------------------------------------------------
    Authorized Signatory

                                                                         ANNEX 1

                 (a) At Closing Time, Skadden, Arps, Slate, Meagher & Flom, counsel for the Company and the Trust, shall deliver a signed opinion, dated as of Closing Time and as used in such opinion, (a) the term "Applicable Laws" means only the Delaware Act and those laws, rules and regulations of the State of Delaware, the State of New York and the United States of America which, in our experience, are ordinarily applicable to transactions of the type contemplated by this Agreement, (b) the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority pursuant to applicable laws, and (c) the term "Governmental Authorities" means any Delaware, New York or federal legislative, judicial, administrative or regulatory body under Applicable Laws. Such opinion shall be to the effect that:

                          (i) The Indenture has been duly authorized, executed and delivered by the Company and, when duly authorized, executed and delivered by the Debt Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by Bankruptcy Exceptions.

                          (ii) The Convertible Debentures have been duly authorized by the Company and, when duly authenticated by the Debt Trustee in accordance with the Indenture and paid for in accordance with the Underwriting Agreement, will be duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforceability thereof may be limited by Bankruptcy Exceptions.

                          (iii) The Declaration has been duly authorized, executed and delivered by the Company; and, assuming the due authorization, execution and delivery of the Declaration by The Bank of New York (Delaware), The Bank of New York and the Regular Trustees, the Declaration constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except to the extent enforceability thereof may be limited by Bankruptcy Exceptions.

                          (iv) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company.

                          (v)     The Conversion Shares issuable upon
                 conversion of the Convertible Debentures have been duly authorized and reserved for issuance by the Company upon conversion of the Convertible Debentures and, if and when issued upon conversion of the Convertible Debentures in accordance with the Indenture at conversion prices at or in excess of the par value of such Conversion Shares, such Conversion Shares will be validly issued, fully paid and nonassessable; and no holder thereof will be subject to personal liability by reason of being such a holder.

                          (vi) The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company and the Trust.

                          (vii) The holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights under the Certificate of Incorporation or By-laws of the Company or any Applicable Law of the State of Delaware to subscribe for the Preferred Securities, the Convertible Debentures or the Conversion Shares issuable upon conversion thereof.

                          (viii) No Governmental Approval has not been obtained or made that is required for the issuance and sale of the Preferred Securities by the Trust to the Underwriters or the performance by the Trust and the Company of their respective obligations in this Agreement, the Indenture, the Convertible Debentures, the Guarantees, the Declaration and the Preferred Securities. We express no opinion in this paragraph (viii), however, as to any Governmental Approval which may be required under state securities (blue sky) laws and the rules and regulations of the NASD.

                          (ix) The statements made in the Prospectus under the captions "Description of the Convertible Preferred Securities" (except under the subsection "Book-Entry Only Issuance -- The Depositary Trust Company"), "Description of the Guarantee", "Description of the Convertible Debentures", "Effect of Obligations Under the Convertible Debentures and the Guarantee", and in the Base Prospectus under the captions "Description of the Preferred Securities", "Description of the Preferred Securities Guarantees" and "Description of the Subordinated Debt Securities", to the extent that such statements constitute matters of law or legal conclusions, have been reviewed by such counsel and are accurate and fairly present the information required to be disclosed therein in all material respects.

                          (x) The execution and delivery by the Trust of, or the performance by the Trust under this Agreement, or the issuance and sale of the Designated Securities by the Trust in accordance with the terms of this Agreement and the consummation of the other transactions contemplated thereby will not (a) violate any Applicable Laws, (b) to such counsel's knowledge, without independent investigation, conflict with or result in a breach of, or violation of any of the provisions of, or constitute a default under any agreement or instrument set forth on Exhibit A to such counsel's opinion or (c) violate those judgments, orders or decrees applicable to the Trust set forth on Exhibit A to such counsel's opinion, except such counsel expresses no opinion in this paragraph (x) with respect to (i) the rights to indemnity and contribution contained in this Agreement which may be limited by federal or state securities laws or the public policy underlying such laws, (ii) any state securities (blue sky) laws and the rules and regulations of the NASD or (iii) the information contained in or the accuracy, completeness or correctness of, the Prospectus or the Registration Statement or the responsiveness of the Prospectus or the Registration Statement to the requirements of the Act, which matters are dealt with in paragraph (ix) above and the second paragraph following paragraph (xv) below.

                          (xi) Neither the Company nor the Trust is required to be registered under the Investment Company Act of 1940, as amended.

                          (xii) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act.

                          (xiii) The Trust has the power and authority to (a) execute, deliver and perform its obligations under this Agreement, (b) issue and perform its obligations under the Designated Securities and the Common Securities and (c) purchase and hold the Convertible Debentures.

                          (xiv) The Designated Securities have been duly authorized by the Declaration and when executed in accordance with the Declaration, and when issued, delivered and paid for in accordance with this Agreement, will represent validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; and the holders of the Designated Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We bring to your attention, however, that holders of Designated Securities may be obligated pursuant to the Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental changes arising from transfer of Designated Securities and the issuance of replacement Designated Securities, and (ii) provide security and indemnity in connection with requests of or directions to the Property to exercise rights under the Declaration.

                          (xv) Under the Delaware Act and the Declaration, the issuance of the Designated Securities and Common Securities is not subject to preemptive rights.

         Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the Securities as counsel for the Underwriters may reasonably request. In giving such opinion, such counsel may state that, insofar as such opinion involved factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries, certificates of the trustees of the Trust and certificates of public officials; provided that such certificates have been delivered to the Underwriters.

                                                                         ANNEX 2

         (a) At Closing Time, Skadden, Arps, Slate, Meagher & Flom, counsel for the Company and the Trust, shall deliver a signed opinion, dated as of the Closing Date, to the effect that:

                 We are of the opinion that, under current United States federal income tax law:

         (1) The Trust will be classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes.

         (2) Although the discussion set forth in the Prospectus Supplement under the heading "United States Federal Income Taxation" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of Preferred Securities, such discussion constitutes, in all material respects, a fair and accurate summary of United States federal income tax consequences of the purchase, ownership and disposition of Preferred Securities.

                                                                         ANNEX 3

         (a) At Closing Time, Hubert Gentry, Jr., General Counsel of the Company shall deliver a signed opinion, dated as of Closing Time, to the effect that:

                 (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                 (ii) The Company has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and to enter into and perform its obligations under the Underwriting Agreement and the Pricing Agreement.

                 (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the Company.

                 (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for issuances, if any, subsequent to the date of the Prospectus pursuant to the Company's Direct Stock Purchase and Dividend Reinvestment Plan, employee benefit plans or executive compensation arrangements or the exercise of convertible securities referred to in the Prospectus), and the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                 (v) The Designated Securities to be purchased by the Underwriters from the Company have been duly authorized by the Declaration for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth in the Pricing Agreement, such Designated Securities will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the issuance of the Designated Securities is not subject to the preemptive or other similar rights; and holders of Designated Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the General Corporation Law of the State of Delaware.

                 (vi) The issuance of the Designated Securities is not subject to preemptive rights or other similar rights arising by operation of law, under the charter or by-laws of the Company or, to the best knowledge of such counsel, otherwise.

                 (vii) Each of Each of Mississippi River Transmission Corporation, NorAm Gas Transmission Company, NorAm Energy Services, Inc., NorAm Field Services Corp. and NorAm Energy Management, Inc. (the "Significant Subsidiaries") is duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or lease of property or the conduct of business, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding shares of capital stock of each of the Significant Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and (except as otherwise stated or reflected in the Registration Statement) are owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                 (viii) The Underwriting Agreement and the Pricing Agreement each have been duly authorized, executed and delivered by the Company.

                 (ix) The Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) of the 1933 Act Regulations has been made in the manner and within the time period required by such Rule 424(b); and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                 (x) At the time the Registration Statement became effective and at the Representation Date, the Registration Statement (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                 (xi) There is no action, suit or proceeding before or by any court or government agency or body, domestic or foreign, now pending or, to the knowledge of such counsel, threatened against or affecting the Company or any of its subsidiaries, that is required to be disclosed in the Registration Statement, other than those disclosed therein (or in a document incorporated by reference or deemed to be incorporated by reference therein).

                 (xii) There are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the documents incorporated by reference therein or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; the descriptions thereof or references thereto are correct; and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, or filed or incorporated by reference.

                 (xiii) No authorization, approval or consent of, or filing with or order of, any court or governmental authority or agency is necessary or required in connection with the sale of the Designated Securities to the Underwriters hereunder, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations or state securities law; and the execution, delivery and performance of the Underwriting Agreement and the Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Significant Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, administrative regulation or administrative or court decree.

                 (xiv) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                 (xv) As of the date they were filed with the Commission, each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Registration Statement complied as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                 (xvi) The Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (xvii) The Company has franchises or permits for gas operations in all communities now served, except as set forth in the Registration Statement and except where the failure to be so authorized by franchise or permit does not, in the opinion of such counsel, materially affect the right of the Company to the use of its properties or the conduct of its business; and the franchises of the Company referred to in the Registration Statement are good and valid except for and subject only to such defects as may be set forth or referred to in the Registration Statement, and such others as do not, in the opinion of such counsel, materially affect the right of the Company to the use of its properties or the conduct of its business, and said franchises impose no materially burdensome restrictions.

                 (xviii) All of the issued and outstanding Common Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                 (xix) The Declaration has been duly qualified under the 1939 Act.

                 (xx) Each of the Guarantee Agreements has been duly authorized, executed and delivered by the Company; the Preferred Securities Guarantee Agreement, assuming due authorization, execution, and delivery by the Guarantee Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act.

                 (xxi) The Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Indenture has been duly qualified under the 1939 Act.

                 (xxii) The Convertible Debentures are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (xxiii) The Convertible Debentures are subordinate and junior in right of payment to all "senior indebtedness" (as defined in the Supplemental Indenture) of the Company. The Company's obligations under the Preferred Securities Guarantee and the Common Securities Guarantee are subordinate and junior in right of payment to all liabilities of the Company and are pari passu with the most senior preferred stock issued by the Company.

                 (3) In giving his opinion, Hubert Gentry, Jr. shall additionally state that nothing has come to his attention that would lead him to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel need make no statement), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which such counsel need make no statement), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                         ANNEX 4

                 (a) At Closing Time, Emmet, Marvin & Martin, LLP, counsel to the trustee, shall deliver a signed opinion, dated as of the Closing Time, to the effect that:

                          (i) The Trustee is a banking corporation organized and validly existing and in good standing under the laws of the State of New York and is authorized and qualified, to accept the trusts imposed by, and perform its obligations under the, Declaration, the Indenture and Guarantee Agreement.

                          (ii) The execution, delivery and performance by the Property Trustee of the Declaration, the execution, delivery and performance by the Trustee of the Indenture and the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee, the Trustee and the Guarantee Trustee, respectively. The Declaration, the Indenture and the Preferred Securities Guarantee Agreement have been duly executed and delivered by the Property Trustee, the Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Property Trustee, the Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee, the Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                          (iii) The execution, delivery and performance of the Declaration, the Indenture and the Guarantee Agreement by the Property Trustee, the Trustee and the Preferred Securities Guarantee Trustee, respectively, do not conflict with or constitute a breach of the Organization Certificate or By-laws of the Property Trustee, the Trustee and the Guarantee Trustee, respectively[, or the terms of any indenture or other agreement or instrument known to us and to which the Property Trustee, the Trustee or the Guarantee Trustee, respectively, is a party or is bound or any judgment, order or decree known to us to be applicable to the Property Trustee, the Trustee or the Guarantee Trustee, respectively, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Property Trustee, the Trustee or the Guarantee Trustee, respectively].

                          (iv) No consent, approval or authorization of, or registration with or notice to, any Federal or New York State banking authority is required for the execution, delivery of performance by the Property Trustee, the Trustee and the Guarantee Trustee of the Declaration, the Indenture and Guarantee Agreement, respectively.

                                                                         ANNEX 5

                 (a) At Closing Time, Richards, Layton & Finger, counsel to the Delaware Trustee, shall deliver a signed opinion, dated as of the Closing Time, to the effect that:

                          (i) The Bank of New York (Delaware), a Delaware banking corporation, has been duly incorporated and is validly existing and in good standing as a banking corporation under the laws of the State of Delaware and has the corporate power to act as Trustee of a Delaware business trust under the laws of the State of Delaware, 12 Del. C. Section 3801 et seq.